UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest events reported): April 21, 2004


                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                        0-20971                    71-0788538
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

       20 Harvard Mill Square
       Wakefield, Massachusetts                                  01880
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (781) 246-3343

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Item 2.02.  Results of Operations and Financial Condition.

     On April 21, 2004, Edgewater Technology, Inc. (the "Company") reported its results of operations for its first quarter ended March 31, 2004. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EDGEWATER TECHNOLOGY, INC.


Dated: April 21, 2004                  By:  /s/ Kevin R. Rhodes
                                            --------------------
                                               Kevin R. Rhodes
                                               Chief Financial Officer


                           INDEX TO FURNISHED EXHIBIT

     Exhibit
     Number          Description
     --------        ------------
     99.1        Edgewater Technology, Inc. Press Release dated April 21, 2004.






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